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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                  (formerly known as Chem International, Inc.)
             (Exact name of registrant as specified in its charter)


             Delaware                                     22-2407475
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


201 Route 22, Hillside, New Jersey                               07205
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(Address of principal executive offices)                        (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered


        COMMON STOCK                                 AMERICAN STOCK EXCHANGE
--------------------------------                  ------------------------------

 PAR VALUE $ .002 PER SHARE
--------------------------------                  ------------------------------


--------------------------------                  ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
______________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

 -------------------------------------------------------------------------------
                                (Title of class)

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                                (Title of class)











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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1. Description of Registrant's Securities to be Registered.

         A description of the Registrant's common stock, $ .002 par value, to be registered is set forth under Item #12, "Description of Securities", in the Registrant's Registration Statement on Form SB-2 (Commission File # 333-5240-NY), as amended, filed with the Commission on July 8, 1996, which description is hereby incorporated herein by reference.

Item 2. Exhibits.


Exhibit Number       Description of Document
--------------       -----------------------

     2.1 Restated Certificate of Incorporation of Registrant is incorporated herein by reference to the corresponding exhibit number in Registrant's Registration Statement on Form SB-2 (Commission File# 333-5240-NY), as amended

     2.2 By-laws of Registrant is incorporated herein by reference to the corresponding exhibit number in Registrant's Registration Statement on Form SB-2 (Commission File# 333-5240-NY), as amended












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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: April 15, 2003               INTEGRATED HEALTH TECHNOLOGIES, INC.
                                   ------------------------------------
                                            (Registrant)

                                  By: /s/ Eric Friedman
                                      ---------------------------
                                          Eric Friedman
                                          Chief Financial Officer









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